UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 13, 2025

374WATER INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27866	88-0271109
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

701 W Main Street, Suite 410 Durham, NC 27701

(Address of Principal Executive Offices)(Zip Code)

(919) 888-8194

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCWO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 13, 2025, 374Water Inc. (the “Company”) notified the Nasdaq Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company no longer complies with Nasdaq’s independent director requirement as set forth in Nasdaq Listing Rule 5605(b)(1), which requires a majority of the Company’s Board of Directors (the “Board”) to be comprised of Independent Directors as defined in Nasdaq Listing Rule 5605(a)(2). On that same date, the Company received a letter from Nasdaq confirming the foregoing (the “Letter”).

Consistent with Nasdaq Listing Rule 5605(b)(1)(A), the Letter provides that the Company is eligible for a cure period in which to regain compliance with Nasdaq Listing Rule 5605(b)(1). This cure period will expire at the earlier of the Company’s next annual meeting of stockholders or March 9, 2026; or if the Company’s next annual meeting is held before September 8, 2025, then the Company must evidence compliance no later than September 8, 2025.

The Company intends to elect an additional Independent Director to the Board as soon as practicable and prior to the expiration of this cure period. However, there can be no assurance that the Company will successfully regain compliance with Nasdaq Listing Rule 5605(b)(1) within the applicable cure period. The Letter has no immediate effect on the listing or trading of the Company’s common stock, which will continue to be listed and traded on The Nasdaq Capital Market under the symbol “SCWO,” subject to the Company’s compliance with the other Nasdaq listing requirements.

Item 8.01. Other Events

The Company expects to hold its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) on June 11, 2025. The record date, time and location of the 2025 Annual Meeting will be set forth in the proxy statement for the 2025 Annual Meeting to be filed with the Securities and Exchange Commission prior to the 2025 Annual Meeting.

Stockholders who intend to bring a proposal (that is not intended for inclusion in the Company’s proxy statement) at the 2025 Annual Meeting must deliver or cause to be delivered the required notice of business proposal to the secretary of the Company no later than April 12, 2025, regardless of any postponements, deferrals or adjournments thereof. Any such proposal must comply with the requirements set forth in the Company's Amended and Restated Certificate of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2025

/s/ Chris Gannon
Chris Gannon
Chief Executive Officer

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